SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) is March 20, 2006

                      ENDAVO MEDIA AND COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                      001-16381                     87-0642448
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    (State or other               (Commission File                (IRS Employer
    jurisdiction of                    Number)           Identification Number)
    incorporation or
     jurisdiction)

 50 West Broadway, Suite 400, Salt Lake                       84101
               City, Utah
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(Address of principal executive office) (Zip Code) Registrant's telephone number, including area code: (801) 297-8500 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Change in Registrant's Certifying Accountant.

On February 24, 2006, the board of directors, acting in the capacity of the Audit Committee, of Endavo Media and Communications, Inc. (the "Company") approved a change in auditors to audit its financial statements. The Company appointed Ronald N. Silberstein, C.P.A., P.L.L.C. to serve as the Company's independent certified public accountants, effective February 24, 2006. Ronald N. Silberstein, C.P.A., P.L.L.C. and dismissed Hein & Associates, LLP. Hein & Associates, LLP were acting as the Company's auditors since March 14, 2004. There were no "disagreements" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-B) with Hein & Associates, LLP at any time during the period of their engagement regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of Hein & Associates, LLP, would have caused it to make reference to such disagreements in its reports. The report of Hein & Associates LLP for the Company's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principles. However, the reports did contain an explanatory fourth paragraph related to the uncertainty about Endavo Media and Communications, Inc. ability to continue as a going concern. Hein & Associates also advised the Company that a material weakness exists in the Company internal controls relating to the limited number of accounting personnel in the Company. The Company has authorized its former accountants to respond fully to the inquiries of its successor accountant concerning such matters. There are no other "reportable events" (as such term is defined in Item 304(a)(1)(v)(A) through (E) of Regulation S-B and its related instructions) arose in the context of the Company's relationship with Hein & Associates, LLP during the relevant period.

During each of the two most recent fiscal years, neither the Company nor anyone on its behalf consulted with Ronald N. Silberstein, C.P.A., P.L.L.C with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the type of audit opinion that might be rendered on the Company's financial statements, the application of accounting principles applied to a specified transaction or any matter that was the subject of a disagreement or a "reportable event" as defined in Item 304(a)(1) of Regulation S-B and its related instructions.

Hein & Associates, LLP has reviewed the disclosures contained in this amended Form 8-K report. Hein & Associates, LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.2, in accordance with Item 304(a)(3) of Regulation S-B, indicating that it agrees with the above disclosure or providing any new information, clarifying the Company's disclosures herein, or stating any reason why Hein & Associates, LLP does not agree with any statements made by the Company in this report.


Item 9.01. Financial Statements and Exhibits.

9.01(c) Index to Exhibits

Exhibit No.            Item
-----------------------------------------------------------------------------------------------------------
16.1                   Letter from Hein & Associates, LLP, certified public     Incorporated by reference to
                       accountants, to the Securities and Exchange              Form 8-K current report,
                       Commission dated February 28, 2006.                      filed on March 13, 2006.

16.2                   Letter from Hein & Associates, LLP, certified public
                       accountants, to the Securities and Exchange              Filed herewith
                       Commission dated March 20, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ENDAVO MEDIA AND  COMMUNICATIONS, INC.


Date: March 20 2006        /s/ Paul D. Hamm
                            --------------------------------
                            Paul D. Hamm, President and Chief Executive Officer



                                                                   Exhibit 16.2

March 20, 2006



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of the amended Form 8-K, dated March 20, 2006, of Endavo Media and Communications, Inc., and are in agreement with the statements as they pertain to us in item 4.01. We have no basis to agree or disagree with other statements of the registrant contained therein.




Hein & Associates LLP